EXHIBIT 99.16

[LOGO OMITTED]
                          OHIO STATE BOARD OF PHARMACY
           77 SOUTH HIGH STREET, ROOM 1702; COLUMBUS, OHIO 43215-6126
                -Equal Opportunity Employer and Service Provider-

PHONE: 614/466-4143        FAX: 614/752-4836        E-MAIL: EXEC@BOP.STATE.OH.US
                 TTY/TDD: Use Ohio Relay Service: 1-800/750-0750
                      URL: http://www.state.oh.us/pharmacy/
--------------------------------------------------------------------------------

                                 October 6, 2003

John Winship Read, Esq.
VORYS, SATER, SEYMOUR & PEASE LLP
2100 One Cleveland Center
1375 E. 9th Street
Cleveland, OH 44114-1724

RE: EXPIRED LICENSURE AS A WHOLESALE DISTRIBUTOR OF DANGEROUS DRUGS

Dear Mr. Read:

We have been informed that you are the legal counsel in Ohio for Bigmar, Inc. Bigmar Pharmaceuticals was licensed with the Ohio State Board of Pharmacy as a Wholesale Distributor of Dangerous Drugs pursuant to 4725.51 of the Revised Code. That license expired on June 30, 2002. We have attempted to contact the company to renew that license on a number of occasions but have been unsuccessful.

We have received information recently that there are still dangerous drugs located at Bigmar Pharmaceuticals at 9711 Sportsman Club Road, Johnstown, OH. This is in violation of 4729.51(C)(3) of the Revised Code. We have included a renewal application in order for this location to become licensed in compliance with the law. Please have the responsible person complete the renewal application and submit the required fee.

If this facility is no longer in business, a Discontinuing Business Form must be completed pursuant to 4729-9-07 of the Administrative Code and the dangerous drugs must be removed from the facility immediately. These dangerous drugs may be transferred to another facility licensed with the Ohio State Board of Pharmacy or destroyed.

If you have any questions, feel free to contact the Board office.

                                           Sincerely,

                                           /s/ William F. McMillen, R.Ph.
                                           -------------------------------------
                                           William F. McMillen, R.Ph.
                                           Licensing Administrator & Director of
                                           Internship

[LOGO OMITTED]
OHIO BOARD OF PHARMACY
77 SOUTH HIGH STREET, ROOM 1702 o COLUMBUS, OHIO 43215-6126 o (614) 466-4143
WEBSITE: WWW.STATE.OH.US/PHARMACY E-MAIL: LICENSING@BOP.STATE.OH.US

                  OHIO WHOLESALE DISTRIBUTOR OF DANGEROUS DRUGS
                 LICENSE RENEWAL FOR 7/1/2003 THROUGH 6/30/2004

BIGMAR PHARMACEUTICALS
9711 SPORTSMAN CLUB ROAD
JOHNSTOWN, OH 43031                                                   01-1234000

RESPONSIBLE PERSON ON FILE: JOHN TRAMONTANA CHRB
--------------------------------------------------------------------------------
RENEWAL INSTRUCTIONS
1. Your wholesale license in the State of Ohio expires on June 30, 2003. IT IS ILLEGAL FOR YOU TO DISTRIBUTE, AT WHOLESALE, DANGEROUS DRUGS WITHIN OR INTO OHIO IF YOUR LICENSE HAS EXPIRED. THERE IS NO GRACE PERIOD.

2. There is no "inactive" license status. If you chose not to renew your license, you must submit a Discontinuing Business Form (available on our website) to the Ohio Board of Pharmacy office address noted above.

3. To renew your license, THE RESPONSIBLE PERSON MUST VERIFY ALL DATA AND SIGN THE STATEMENT OF RESPONSIBLE PERSON BELOW. Return the bottom portion of this form in the enclosed envelope with a check or money order made payable to the "Treasurer, State of Ohio".

4. In accordance with 4729-9-08 (OAC), any change of business or trade name, Ohio drug category, or ownership requires a new application. Please contact the Board office for application forms.

5. Make any address changes in the appropriate space provided on the back of this renewal application. OUT-OF-STATE APPLICANTS MUST SEND A COPY OF THE LICENSE FROM THE STATE WHERE THE BUSINESS IS LOCATED SHOWING THE NEW ADDRESS. INCLUDE THE OHIO LICENSE NUMBER ON THIS DOCUMENTATION AND MAIL TO BOARD OF PHARMACY ADDRESS NOTED ABOVE OR FAX A COPY TO (614)752-4836.

6. An incomplete application or incorrect fee will result in the renewal being rejected. REMEMBER TO ANSWER THE LEGAL QUESTIONS ON THE BACK OF THIS FORM. ALSO, MARK THE APPROPRIATE BOX ON THE FRONT OF RENEWAL APPLICATION TO INDICATE A CHANGE OF ADDRESS OR A CHANGE OF RESPONSIBLE PERSON. INDICATE THE CHANGES ON THE BACK OF RENEWAL APPLICATION.

7. DO NOT INCLUDE ANY NOTES, CORRESPONDENCE OR OTHER INFORMATION WITH THIS RENEWAL APPLICATION. Other forms or attachments must be sent directly to the Ohio Board of Pharmacy office address noted above. Please include the Ohio license number on this documentation.

8. You may check the status of your license on our website under "License Verification". When your renewal application is processed and the license is issued, the Current Expiration Date will show as June 30, 2004.

9. MAIL ONLY PAYMENT COUPON BELOW AND FEE TO: OHIO STATE BOARD OF PHARMACY, 77 SOUTH HIGH STREET, ROOM 1702, COLUMBUS, OHIO 43215-6126.

-----------------------------------------------------------------------------------------------------------------------
  DETACH HERE AND RETAIN THIS PORTION FOR YOUR RECORDS                                                 PHA-0608 (03/02)
-----------------------------------------------------------------------------------------------------------------------
     DETACH HERE AND MAIL THIS PORTION WITH FEE TO:                          WHOLESALE DISTRIBUTOR OF DANGEROUS DRUGS
DUPLICATE                                                                         RENEWAL 07/01/2003 TO 06/30/2004
                 OHIO BOARD OF PHARMACY                                    --------------------------------------------
             77 South High Street, Room 1702                               LEGAL QUESTIONS ON THE BACK must be answered
                COLUMBUS, OHIO 43215-6126                                  [_] Mark to indicate a change of address.
------------------------------------------------------------------------       Make the changes, including effective
             STATEMENT OF RESPONSIBLE PERSON                                   date of change, on the back of this form.
------------------------------------------------------------------------   [_] Mark to indicate a change of phone
I declare under penalties of falsification that this renewal application       number(s) below. Make corrections under
is true, correct, and complete and, if the registration or license             the appropriate phone number.
applied for is granted, I hereby submit to the jurisdiction                [_] Mark to indicate a change of responsible
of the Ohio Board of Pharmacy and to the laws of this state for                person. Complete information and sign on
the purpose of enforcement of Chapter 4729, of the Ohio Revised Code.          the left. Print name and effective date
X JOHN TRAMONTANA CHRB                                                         on the back of this form.
------------------------------------------------------------------------   -----------------------------------------------
SIGNATURE OF RESPONSIBLE PERSON                     DATE                    PLEASE MAKE CHECK OR MONEY ORDER PAYABLE TO:
                                                                                    "TREASURER, STATE OF OHIO".
------------------------------------------------------------------------   -----------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER       DATE OF BIRTH            TITLE                VERIFY BUSINESS PHONE      VERIFY FAX PHONE

IDENTIFICATION NUMBER     AMOUNT DUE      DATE DUE      $55 Late Fee Due After
01-1234000                $150.00        May 9, 2003    July 31, 2003

OHIO DRUG CATEGORY: TWO                CLASS: 55 IMPORT-EXPORT, CAT II DRUGS
                                       Enter e-mail address: ___________________
                                       Enter website address: __________________
BIGMAR PHARMACEUTICALS
9711 SPORTSMAN CLUB ROAD
JOHNSTOWN, OH 43031                    LATE FEE
                                       $150.00 + $55.00  2002-2003
                                       $150.00   $55.00  2003-2004
                                       -------   -------
                                       $300.00 + $110.00 TOTAL DUE $410.00

STATE BOARD OF PHARMACY;
77 SOUTH HIGH STREET, ROOM 1702; COLUMBUS, OH 43215-6126
PHONE: 614/466-4143     E-MAIL: licensing@bop.state.oh.us     FAX: 614/752-4836

--------------------------------------------------------------------------------
                    WRITTEN NOTICE OF DISCONTINUING BUSINESS
             TYPE OR LEGIBLY PRINT ALL ENTRIES, HAND SIGN AND DATE,
                      THEN MAIL OR FAX TO THE BOARD OFFICE.
--------------------------------------------------------------------------------

LICENSES ARE NOT TRANSFERABLE. All state/federal licenses must be picked up by a representative of the appropriate agency, or returned to that agency by registered or certified mail, return receipt requested, upon termination of business.

TO THE OHIO STATE BOARD OF PHARMACY:

IN ACCORDANCE WITH RULE 4729-9-07(A) OF THE OHIO ADMINISTRATIVE CODE & SECTION 4729.62 OF THE OHIO REVISED CODE, PLEASE BE ADVISED OF THE FOLLOWING:

------------------------------------------------------------------------------------------------------------------------------------
1. Name of Dangerous Drug Distributor Discontinuing Business                                      Ohio License Number

------------------------------------------------------------------------------------------------------------------------------------
   Street Address                                                                                 County

------------------------------------------------------------------------------------------------------------------------------------
   City, State, Zip Code                                                                          Ten-digit Phone Number

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
2. Name of Dangerous Drug Distributor To Which Drugs Will Be Transferred                          Ohio License Number
   (attach list if more than one)
------------------------------------------------------------------------------------------------------------------------------------
   Street Address                                                                                 County

------------------------------------------------------------------------------------------------------------------------------------
   City, State, Zip Code                                                                          Ten-digit Phone Number

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
3. Name of Location At Which Records Of Purchase Will Be Kept                                     Ohio License No.
                                                                                                  (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
   Street Address                                                                                 County

------------------------------------------------------------------------------------------------------------------------------------
   City, State, Zip Code                                                                          Ten-digit Phone Number

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
4. Name & Street Address [include City, State, Zip] At Which Records of Administering,
   Dispensing (Prescriptions), or Using Will Be Kept

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
5. Date of Discontinuing Business                                                                 (Please Check One)
                                                                                                  [ ] ACTUAL DATE  [ ] PROPOSED DATE
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
6. I HAVE CONTACTED THE BOARD OF PHARMACY AGENT/INSPECTOR IN THIS AREA; OR, THE OHIO
   BOARD OF PHARMACY, 77 S. HIGH STREET, ROOM 1702, COLUMBUS, OHIO 43215-6126, 614/466-4143,
   FOR PROPER DESTRUCTION OR TRANSFER PROCEDURES OF CONTROLLED DRUGS.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
7. I HAVE CONTACTED THE NEAREST DRUG ENFORCEMENT ADMINISTRATION OFFICE FOR THE
   PROPER REQUIREMENTS. (Detroit, Cleveland, Cincinnati, Columbus)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
8. Signature of Responsible Person                                                                Date of Signature

------------------------------------------------------------------------------------------------------------------------------------

PHA-0605 (07/01) Completion of this form is required by ORC Section 4729.62 and
                 OAC Rule 4729-9-07.
                 Maximum Penalty: $1,000 and/or license revocation.